UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023

Onconetix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	ONCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 21, 2023, Onconetix, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission in connection with the Company’s acquisition of Proteomedix AG (“Proteomedix”), which Original Form 8-K was amended on December 27, 2023. This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) further amends the Original Form 8-K to: (i) add Item 2.01 and file the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K that were not included in the Original Form 8-K in reliance on the instructions to such item; and (ii) add Item 8.01 to include certain additional information about the business of the Company and Proteomedix. Except as described above, all other information in the Original Form 8-K remains unchanged.

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported by the Company in its Original Form 8-K, the Company consummated a share exchange transaction (the “Share Exchange”) with Proteomedix on December 15, 2023. The disclosures set forth in Item 1.01 are incorporated by reference into this Item 2.01. Additionally, this Amendment No. 2 on Form 8-K/A amends and supplements the Original Form 8-K to include the historical audited financial statements of Proteomedix and the pro forma combined financial information required by Item 9.01 of Form 8-K that were not included in the Original Form 8-K in reliance on the instructions to such item.

Item 8.01 Other Events.

On February 14, 2024, the Company filed a preliminary proxy statement on Schedule 14A (the “Proxy Statement”) relating to certain matters described in further detail therein, including the Company’s Share Exchange with Proteomedix. The Proxy Statement contains important updates regarding the business of the Company and Proteomedix in the sections titled (i) “Information About the Business of the Combined Company,” (ii) “Description of Proteomedix’s Business,” (iii) “Onconetix’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (iv) “Proteomedix Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (v) “Risk Factors,” which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement on pages F-63 through F-102, which are incorporated herein by reference as Exhibits 99.1 and 99.2.

(b) Pro Forma Financial Information

Information responsive to Item 9.01(a) of Form 8-K is set forth in the Proxy Statement on pages 76 through 83 in the section titled “Unaudited Pro Forma Consolidated Financial Information” and “Notes to the Unaudited Pro Forma Consolidated Financial Information,” which are incorporated herein by reference as Exhibit 99.3.

(d) Exhibits

99.1	Audited financial statements of Proteomedix for the fiscal years ended December 31, 2022 and 2021
99.2	Unaudited financial statements of Proteomedix for the nine months ended September 30, 2023 and 2022
99.3	Unaudited pro-forma consolidated financial information of the Company and Proteomedix for the periods ended September 30, 2023 and December 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onconetix, Inc.

Date: February 27, 2024	By:	/s/ Bruce Harmon
Bruce Harmon
Chief Financial Officer

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